Merger with Pivotal Investment Corporation II (Details) - Schedule of reconciles the elements of the business combination $ in Thousands	Dec. 31, 2020 USD ($)
Schedule of reconciles the elements of the business combination [Abstract]
Cash – Pivotal’s trust and cash (net of redemption)	$ 231,975
Cash – PIPE	150,000
Less: transaction costs and advisory fees paid	(29,915)
Net Business Combination and PIPE financing	$ 352,060